UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2012

WFRBS Commercial Mortgage Trust 2012-C10
(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
C-III Commercial Mortgage LLC
(Exact names of sponsors as specified in their charters)

North Carolina	333-172366-05	56-1643598
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about December 19, 2012, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2012-C10 (the “Certificates”), are expected to be issued by WFRBS Commercial Mortgage Trust 2012-C10 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2012 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer, and Pentalpha Surveillance LLC, as trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-A, Class X-B, Class A-FL, Class A-FX, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 19, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be eighty-five (85) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-two (122) commercial, manufactured housing community and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 30, 2012, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 30, 2012, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 30, 2012, between the Registrant and RBSFP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated November 30, 2012, between the Registrant and Liberty; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated November 30, 2012, between the Registrant and RBS; and certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated November 30, 2012, between the Registrant and C-III.  Prudential Asset Resources, Inc. will act as primary servicer with respect to twelve (12) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.7 and dated December 1, 2012, between Wells Fargo Bank,

National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 30, 2012, between the Registrant, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc. and Goldman, Sachs & Co. pursuant to a Certificate Purchase Agreement, dated November 30, 2012, between the Registrant, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Goldman, Sachs & Co., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 30, 2012, supplementing the Prospectus dated July 20, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated November 30, 2012, between the Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer, and Pentalpha Surveillance LLC, as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Liberty Island Group I LLC.

99.5	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Basis Real Estate Capital II, LLC.

99.6	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of December 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Date:  December 14, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated November 30, 2012, between the Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as master servicer, and Pentalpha Surveillance LLC, as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Liberty Island Group I LLC.

99.5	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Basis Real Estate Capital II, LLC.

99.6	Mortgage Loan Purchase Agreement, dated November 30, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.7	Primary Servicing Agreement, dated as of December 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.